UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) January 29, 2019

Pennsylvania Real Estate Investment Trust
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania	19102
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2019, the Executive Compensation and Human Resources Committee (the “Compensation Committee”) of the Board of Trustees of Pennsylvania Real Estate Investment Trust (the “Company”) took several actions regarding executive compensation.

The Compensation Committee approved the 2019-2021 Equity Award Program (the “Program”), under which long term incentive awards may be made to certain key employees.

Having approved the Program, the Compensation Committee made long term incentive plan awards in the form of market performance-contingent restricted share units (“RSUs”), restricted shares and outperformance units (“OPUs”) to the Company’s Chief Executive Officer, Chief Financial Officer and certain other executive officers (collectively, the “Executive Officers”), and to certain other employees. Issuance of shares in respect of the RSUs, if any, depends on the Company’s total return to shareholders over a three-year measurement period. Issuance of shares in respect of the OPUs, if any, also depends upon the Company’s level of achievement of certain operating performance objectives over a three-year measurement period.

The awards made to the Executive Officers were evenly divided between market performance-contingent RSUs and time-based restricted shares, with a potential multiplier applied to the time-based restricted shares through the achievement of the performance objectives set forth with respect to the OPUs.

The grants of RSUs, restricted shares and OPUs were made pursuant to the Pennsylvania Real Estate Investment Trust 2018 Equity Incentive Plan (the “2018 Equity Incentive Plan”). The 2018 Equity Incentive Plan was filed as Exhibit 10.3 to PREIT’s Quarterly Report on Form 10-Q filed on May 4, 2018, and is incorporated herein by reference.

Market Performance-Contingent RSUs.

Under the Program, the number of common shares to be issued by the Company with respect to the RSUs, if any, depends on the Company’s performance in terms of total return to shareholders (“TRS”) for the three-year period beginning January 1, 2019 and ending on the earlier of December 31, 2021 or the date of a change in control of the Company (the “Measurement Period”) relative to (i) with respect to half of the RSUs awarded, the TRS for the Measurement Period of other real estate investment trusts comprising a leading index of retail real estate investment trusts (the “Index REITs”) and (ii) with respect to the other half of the RSUs awarded, the Company’s absolute TRS for the period, in each case as described below.

Relative TRS. With respect to one half of each participant’s RSUs, if the Company’s TRS performance over the Measurement Period is below the 25th percentile of the Index REITs, then no shares will be earned. If the Company’s TRS during the Measurement Period is equal to or above the 25th percentile of the Index REITs, then a number of shares ranging from 50% up to 100% (at the 50th percentile) or a maximum of 200% (at the 75th percentile) of the RSUs subject to this portion of the RSU award will be earned. If the Company’s TRS during the Measurement Period is above the 25th percentile of the Index REITs, and below the 50th percentile, then the number of shares earned will be determined by linear interpolation between 50% at the 25th percentile and 100% at the 50th percentile. Similarly, if the Company’s TRS during the Measurement Period is above the 50th percentile of the Index REITs, and below the 75th percentile, then the number of shares earned will be determined by linear interpolation between 100% at the 50th percentile and 200% at the 75th percentile. If the Company’s TRS during the Measurement Period is equal to or above the 75th percentile of the Index REITs, then a number of shares equal to 200% of the RSUs subject to this portion of the RSU award will be earned.

Absolute TRS. With respect to the other half of each participants RSUs, the number of shares awarded at the end of the Measurement Period will be determined by multiplying the number of RSUs subject to this portion of the RSU award by an award multiplier, as set forth below:

•	if the TRS over the Measurement Period shall reflect a TRS below 20%, the award multiplier shall be 0%;

•	if the TRS over the Measurement Period shall reflect a TRS equal to 20%, the award multiplier shall be 50%;

•	if the TRS over the Measurement Period shall reflect a TRS equal to 35%, the award multiplier shall be 100%;

•	if the TRS over the Measurement Period shall reflect a TRS equal to 50% or more, the award multiplier shall be 200%; and

•	if the TRS is between 20% and 50%, the award multiplier shall be determined by linear interpolation between the applicable endpoints set forth above.

Dividends on the Company’s common shares are deemed to also be paid with respect to RSUs and are credited to the RSU accounts and applied to “acquire” more RSUs for the account of the Executive Officer at the 20-day average closing price per common share ending on the dividend payment date. Awards will be paid in common shares in an amount based on the number of RSUs in the recipient’s account at the end of the Measurement Period. Participants in the Program may elect to defer receipt of common shares earned.

The following table sets forth information regarding RSUs granted to the Executive Officers pursuant to the Program, with one half of such award allocated to the relative TRS goals and one half allocated to the absolute TRS goals:

Name	Number of RSUs	Dollar Value
Joseph F. Coradino	197,548	$1,354,688
Robert F. McCadden	65,713	450,625
Mario C. Ventresca, Jr.	29,573	202,800
Joseph J. Aristone	27,561	189,000
Andrew M. Ioannou	25,534	175,100

Restricted Shares.

With respect to the portion of the long-term incentive awards made in the form of time-based restricted shares, these shares generally will vest in three equal annual installments commencing on February 15, 2020, subject to continued employment. During the period that the restricted shares have not vested, the recipient is entitled to vote the shares and to receive an amount equal to the dividends that would have been paid on the shares if they had vested at the grant date.

The following table sets forth the number of restricted shares granted to the Executive Officers:

Name	Number of Restricted Shares	Dollar Value
Joseph F. Coradino	197,548	$1,354,688
Robert F. McCadden	65,713	450,625
Mario C. Ventresca, Jr.	29,573	202,800
Joseph J. Aristone	27,561	189,000
Andrew M. Ioannou	25,534	175,100

Outperformance Units.

The Compensation Committee also awarded OPUs to certain participants in the Program, including each of the Executive Officers. The OPUs will entitle the recipient to receive additional shares tied to a multiple of the participant’s time-based restricted share award if the Company achieves certain specified operating performance metrics. The metrics are comprised of (i) Same Store Sales, (ii) Leased Department Store Boxes, and (iii) Cumulative FFO per share, each of which will be equally weighted. The Compensation Committee approved minimum, target, above target and maximum performance levels for each metric. The minimum performance level will have a 0.5 multiplier for all participating employees, the target performance level will have a 1.0 multiplier for all participating employees, and the above target and maximum performance levels will have a 1.5 or 2.0 and 2.0 or 3.0 multiplier, respectively, depending on the participant. Each Executive Officer’s multiplier will be 2.0 and 3.0 at the above target and maximum performance levels, respectively.

Achievement of the metrics will be measured over a three-year period. If any shares are issued in respect of the OPUs at the end of the three-year measurement period, 50% will be issued without any further vesting requirements, 25% will be subject to an additional one-year vesting requirement, and 25% will be subject to an additional two-year vesting requirement. Dividend equivalents on the Company’s common shares will accrue on any awarded OPUs and are credited to “acquire” more OPUs for the account of the Executive Officer at the 20-day average closing price per common share ending on the dividend payment date, but will vest only if performance measures are achieved.

Additional Holding Period.

The Chief Executive Officer, each Executive Vice President and each Senior Vice President who receives shares pursuant to the RSUs, restricted shares or OPUs is required to hold such shares for a minimum of one year from the date such shares are received or become vested.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: February 4, 2019	By:	/s/ Lisa M. Most
Lisa M. Most
Senior Vice President and General Counsel